Exhibit 8.1

List of Subsidiaries

Company	Country of Incorporation

Able Publishing Pty Ltd	Australia
Addison Wesley Longman Australia Pty Ltd	Australia
Adelphi Finance Limited	Jersey
AEL (S) PTE Limited	Singapore
African Business Channel (Pty) Ltd	South Africa
Aldwych Finance Limited	England and Wales
America’s Choice Inc	USA
ASET Group Limited	England and Wales
ASET Limited	England and Wales
ASET Management Limited	England and Wales
ASET Solutions Limited	England and Wales
ASI Media Solutions Inc	USA
Assanka Limited	England and Wales
Aulis Verwartungs GMBH	Germany
Author House Inc	USA
Author Marketing Solutions Inc	USA
Author Solutions Inc	USA
Author Video Solutions Inc	USA
Axis Finance Inc	USA
Bath Road Corporation	USA
Beijing Global Education & Technology Co Ltd	China
Beijing Rongjin Advertising Consultancy Company Ltd	China
Beijing WSE Training Centre Co Ltd	China
Blue Wharf Ltd	England and Wales
Book Country LLC	USA
Bookish LLC	USA
Burmedia Investments Ltd	England and Wales
CA of Michigan LLC	USA
Camshaw USA Inc	USA
Century Consultants Limited	USA
Certiport China Co Ltd	USA
Certiport China Holding LLC	USA
Certiport Inc	USA
Children’s Character Books Ltd	England and Wales
Chongquing WSE Training Centre Co Ltd	China
Chronicle Australasia Pty Ltd	Australia
Cogmed International AB	Sweden
Cogmed Sverige AB	Sweden
Cogmed Systems AB	Sweden
Connections Academy of Alaska LLC	USA
Connections Academy of Arizona LLC	USA
Connections Academy of Arkansas LLC	USA
Connections Academy of California LLC	USA
Connections Academy of Colorado LLC	USA
Connections Academy of Florida LLC	USA
Connections Academy of Georgia LLC	USA
Connections Academy of Idaho LLC	USA
Connections Academy of Indiana LLC	USA
Connections Academy of Iowa LLC	USA

Connections Academy of Kansas LLC	USA
Connections Academy of Kentucky LLC	USA
Connections Academy of Louisiana LLC	USA
Connections Academy of Maine LLC	USA
Connections Academy of Minnesota LLC	USA
Connections Academy of Missouri LLC	USA
Connections Academy of Nevada LLC	USA
Connections Academy of New Jersey LLC	USA
Connections Academy of New Mexico LLC	USA
Connections Academy of New York LLC	USA
Connections Academy of Ohio LLC	USA
Connections Academy of Oklahoma LLC	USA
Connections Academy of Oregon LLC	USA
Connections Academy of Pennsylvania LLC	USA
Connections Academy of South Carolina LLC	USA
Connections Academy of Tennessee LLC	USA
Connections Academy of Texas LLC	USA
Connections Academy of Utah LLC	USA
Connections Academy of Virginia LLC	USA
Connections Academy of Washington LLC	USA
Connections Academy of Wisconsin LLC	USA
Connections Academy of Wyoming LLC	USA
Connections Education LLC	USA
Connections Education Inc	USA
Content Distributors Inc	USA
CTI Education Group Pty Ltd	South Africa
Dominie Press Inc	USA
Dorling Kindersley Australia Pty Ltd	Australia
Dorling Kindersley Inc	USA
Dorling Kindersley (India) Private Limited	India
Dorling Kindersley Ltd	England and Wales
Dorling Kindersley Publishers (South Africa) Pty Ltd	South Africa
Dorling Kindersley Publishing Inc	USA
Dorling Kindersley Verlag GmbH	Germany
EBNT Canada Holdings ULC	Canada
EBNT Holdings Limited	Canada
EBNT USA Holdings Inc	USA
eCollege inc	USA
E-College Lanka (Private) Ltd	Sri Lanka
Edexcel China Ltd	Hong Kong
Edexcel Ltd	England and Wales
Edexcel South Africa Pty Ltd	South Africa
Editions Du Renouveau Pedagogique Inc	Canada
Editoria COC Ltda	Brazil
Education by Association (Pty) Ltd	South Africa
Education Development International plc	England and Wales
Education Resources (Cyprus) Limited	Cyprus
Educational Publishers LLP	USA
Edurite School Services Pvt Ltd	India
Embanet ULC	Canada
Embanet-Compass Knowledge Group Inc	USA
Embankment Finance Ltd	England and Wales
English Language Learning and Instruction System Inc	USA
eNVQ Limited	England and Wales

EQL Assessment Limited	England and Wales
FastExpress Centro de Idiomas Lda	Brazil
FBH Inc Sarl	Luxembourg
FDI Intelligence Limited	England and Wales
Financial Times (Europe) GmbH	Germany
Financial Times (SCP) Limited	England and Wales
Financial Times Electronic Publishing (HK) Ltd	Hong Kong
Financial Times Electronic Publishing (Philippines) Inc	Philippines
Financial Times Group Ltd	England and Wales
Financial Times Investor Ltd	England and Wales
Florida Connections Academy LLC	USA
Franchise Support & Services SL	Spain
Frederick Warne & Co Ltd	England and Wales
Frederick Warne & Co Inc	USA
Fronter AS	Denmark
Fronter AS	Norway
Fronter GmbH	Germany
Fronter Oy	Finland
Fronter UK Limited	England and Wales
FT Business Information Limited	England and Wales
FT Group Inc	USA
FT MGA Holdings LLC	USA
FT Knowledge (Holdings) Inc	USA
FT Personal Finance Ltd	England and Wales
FT Publications Inc	USA
Fuseframe Inc	USA
Gamma Master China Ltd	Hong Kong
Gas Logic Ltd	England and Wales
GED Domains LLC	USA
GED Testing Services LLC	USA
Get Published! Inc	USA
Get Published! Limited	England and Wales
Global Education & Technology (HK) Limited	Hong Kong
Global Education & Technology Group Limited (Cayman)	Cayman Islands
Global Elite Education & Technology (Shanghai) Co Limited	China
Global English Asia Inc	USA
Global English Brazil Ltda	Brazil
Global English Corporation	USA
Global English France SARL	France
Global English Germany GmbH	Germany
Global English Hong Kong Limited	Hong Kong
Global English India Private Limited	India
Global English International Inc	BVI
Global English Japan K.K.	Japan
Global English Mexico S de R L de CV	Mexico
GOAL Limited	England and Wales
Guangzhou Crescent Software Co Ltd	China
Green Wharf Limited	England and Wales
Heilongjiang WSE Training Centre Co Ltd	China
Heinemann Education Botswana Publishers (Pty) Ltd	Botswana
Heinemann Publishers (Pty) Ltd	South Africa
Heinemann Lesotho Pty Ltd	Lesotho
Hong Kong Mergermarket Consulting Ltd	China
Hoxton Holdings Limited	England and Wales

Icodeon Limited	England and Wales
Integral 7 Inc	USA
Infinata Inc	USA
InfraAmericas Inc	USA
Inframation Limited	England and Wales
iUniverse Inc	USA
Joint Examining Board Limited	England and Wales
K to the 8th Power Inc	USA
Kirihara Logitec Co	Japan
Knowledge Analysis Technologies LLC	USA
Ladybird Books Ltd	England and Wales
Learn Africa Plc	Nigeria
Lesson Lab Inc	USA
Logic Certification Ltd	England and Wales
Logic Training and Assessments Ltd	England and Wales
Longman Australasia Pty Ltd	Australia
Longman Group (Overseas) Holdings Ltd	England and Wales
Longman Indochina Acquisition LLC	USA
Longman Kenya Ltd	Kenya
Longman Malawi Ltd	Malawi
Longman Mocambique Ltda	Mozambique
Longman Namibia (Pty) Ltd	Namibia
Longman Swaziland (Proprietary) Ltd	Swaziland
Longman Tanzania Ltd	Tanzania
Longman Uganda Ltd	Uganda
Longman Zambia Educational Publishers Pty Ltd	Zambia
Longman Zambia Ltd	Zambia
Longman Zimbabwe (Private) Ltd	Zimbabwe
Maskew Miller Longman (Pty) Ltd	South Africa
MeasureUp LLC	USA
Medley Global Advisors LLC	USA
MergerID Limited	England and Wales
Mergermarket (U.S.) Ltd	USA
Mergermarket Consulting (Australia) Pty Ltd	Australia
Mergermarket Consulting (Singapore) Pte Ltd	Singapore
Mergermarket Consulting Ltd	Hong Kong
Mergermarket Ltd	England and Wales
Mergermarket FZ LLC	United Arab Emirates
MetaMetrics Inc	USA
Midlands Educational Technology Ltd	England and Wales
Midrand Graduate Institute Pty Ltd	South Africa
Money Media Inc	USA
National Computer Systems Japan Co Ltd	Japan
NCS Beijing	China
NCS Information Services Technology (Beijing) Co Ltd	China
NCS Pearson Puerto Rico Inc	Puerto Rico
NCS Pearson (India) private Ltd	India
NCS Pearson Inc	USA
NCS Pearson Pty Ltd	Australia
NCS Services (UK) Ltd	England and Wales
New York Institute of Finance Inc	USA
NYIF Holdings Inc	USA
Ordinate Corporation	USA
Palibrio Inc	USA

P. Ed. Aust Pty Ltd	Australia
Pearson America LLC	USA
Pearson Amsterdam BV	Netherlands
Pearson Amsterdam Finance Limited	England and Wales
Pearson Assessment & Information BV	Netherlands
Pearson Assessment & Information BVBA	Belgium
Pearson Assessment & Information GmbH	Germany
Pearson Australia Finance Unlimited	England and Wales
Pearson Australia Group Pty Ltd	Australia
Pearson Australia Holdings Pty Ltd	Australia
Pearson Australia Pty Ltd	Australia
Pearson Beijing Consulting Co Ltd	China
Pearson BoP Investments Ltd	England and Wales
Pearson Business Services Inc	USA
Pearson Canada Assessments Inc	Canada
Pearson Canada Finance Unlimited	England and Wales
Pearson Canada Holdings Inc	Canada
Pearson Canada Inc	Canada
Pearson Capital Company LLC	USA
Pearson Central Europe SpZoo	Poland
Pearson College Limited	England and Wales
Pearson DBC Holdings Inc	USA
Pearson Digital Learning Puerto Rico Inc	Puerto Rico
Pearson Dollar Finance plc	England and Wales
Pearson Dollar Finance Two plc	England and Wales
Pearson Driving Assessments Ltd	England and Wales
Pearson Educacion de Chile Ltda	Chile
Pearson Educacion de Colombia Ltda	Colombia
Pearson Educacion de Mexico SA de CV	Mexico
Pearson Educacion de Panama SA	Panama
Pearson Educacion de Peru SA	Peru
Pearson Educacion Do Brasil Limitada	Brazil
Pearson Educacion S.A	Spain
Pearson Education (South Africa) Pty Ltd	South Africa
Pearson Education (Singapore) Pte Ltd	Singapore
Pearson Education and Assessment Inc	USA
Pearson Education Achievement Solutions (Pty) Ltd	South Africa
Pearson Education Asia Ltd	Hong Kong
Pearson Education Australia Superannuation Fund Pty Ltd	Australia
Pearson Education Benelux BV	Belgium
Pearson Education Botswana (Proprietary) Ltd	Botswana
Pearson Education de Mexico SA de CV (1 Share)	Mexico
Pearson Education Deutschland GmbH	Germany
Pearson Education Hellas SA	Greece
Pearson Education Holdings Inc	USA
Pearson Education Holdings Ltd	England and Wales
Pearson Education Inc	USA
Pearson Education Indochina Ltd	Thailand
Pearson Education Korea Ltd	Korea
Pearson Education Ltd	England and Wales
Pearson Education Publishing Limited	Nigeria
Pearson Education S.A	Uruguay
Pearson Education S.A.	Argentina
Pearson Education Schweiz AG	Switzerland

Pearson Education Services Pvt Ltd	India
Pearson Education South Asia Pte Ltd	Singapore
Pearson Education Taiwan Ltd	Taiwan
Pearson Education Yayincilik Sirketi	Turkey
Pearson Educational Measurement Canada Inc	Canada
Pearson Educational Publishers LLC	USA
Pearson France SAS	France
Pearson Funding One plc	England and Wales
Pearson Funding Two plc	England and Wales
Pearson Funding Four plc	England and Wales
Pearson Heinemann Ltd	England and Wales
Pearson Holdings Italia Srl	Italy
Pearson Holdings Inc	USA
Pearson Holdings Southern Africa (Pty) Ltd	South Africa
Pearson Inc	USA
Pearson India PvT Ltd	India
Pearson International Finance Ltd	England and Wales
Pearson Investment Holdings Inc	USA
Pearson Italy Srl	Italy
Pearson in Practice ATA Limited	England and Wales
Pearson in Practice Skills Based Learning Limited	England and Wales
Pearson in Practice Technology Limited	England and Wales
Pearson in Practice Holdings Limited	England and Wales
Pearson Kirihara KK	Japan
Pearson Learning China (Hong Kong) Limited	China
Pearson Learning (Hong Kong) Limited	Hong Kong
Pearson Lesotho (Proprietary) Ltd	Lesotho
Pearson Loan Finance No.2 Unlimited	England and Wales
Pearson Loan Finance Unlimited	England and Wales
Pearson Longman Inc	USA
Pearson Luxembourg Holdings Ltd	England and Wales
Pearson Luxembourg Holdings No.2 Ltd	England and Wales
Pearson Luxembourg Holdings Sarl	Luxembourg
Pearson Luxembourg No. 1 Sarl	Luxembourg
Pearson Luxembourg No. 2 Sarl	Luxembourg
Pearson Malaysia Sdn Bhd	Malaysia
Pearson Management Services Ltd	England and Wales
Pearson Netherlands BV	Netherlands
Pearson Netherlands Holdings BV	Netherlands
Pearson New Zealand Ltd	New Zealand
Pearson Online Tutoring LLC	USA
Pearson Overseas Holdings Ltd	England and Wales
Pearson PEM P.R. Inc	Puerto Rico
Pearson Professional Holdings Ltd	England and Wales
Pearson Real Estate Holdings Inc	USA
Pearson (Singapore) Pte Ltd	Singapore
Pearson Services Ltd	England and Wales
Pearson Shared Services Ltd	England and Wales
Pearson (Shanghai) Corporate Management Consulting Co Ltd	China
Pearson Sweden AB	Sweden
Pearson Vue Philippines Inc	Philippines
Pearson Yucai (Beijing) Technology Development Co Ltd	China
Penguin (Beijing) Consulting Co Ltd	China
Penguin Books (SA) Pty	South Africa

Penguin Books Benelux BV	Netherlands
Penguin Books Deutschland GmbH	Germany
Penguin Books India Pte Ltd	India
Penguin Books Ltd	England and Wales
Penguin Books S A	Spain
Penguin Capital LLC	USA
Penguin Group (USA) Inc	USA
Penguin Group (Hong Kong) Ltd	Hong Kong
Penguin Italia SRL	Italy
Peter Honey Publications Limited	England and Wales
PN Holdings Inc	USA
Psychological Software Solutions Inc	USA
PT Efficient English Services	Indonesia
Reading Property Holdings LLC	USA
Rebus Planning Associates Inc	USA
Rooftop Publishers Inc	USA
Rough Guides Inc	USA
Rycade Capital Corporation	USA
Salspot Ltd	England and Wales
Savoy Finance Limited	Jersey
Scholar Inc	USA
Schoolnet Inc	USA
Sector Training Limited	England and Wales
Servicios Administrationes Pearson Educacion SA de CV	Mexico
Shanghai AWL Education Software Company	Shanghai
Shanghai AWL Education Software Ltd	Shanghai
Smarthinking Inc	USA
Sound Holdings Inc	USA
Southwark Administracao e Participacoes Ltda	Brazil
Spear Insurance Ltd	Bermuda
Stark Holding GmbH	Germany
Stark Verlagsgesellschaft mbH & Co KG	Germany
Stark Verwaltungsgesellschaft mbH	Germany
Sunny Key International Holdings Limited (BVI)	BVI
Testchange Ltd	England and Wales
TecQuipment Services Ltd	England and Wales
Texas Connections Academy at Houston LLC	USA
TQ Catalis Ltd	England and Wales
TQ Clapham Ltd	England and Wales
TQ Education & Training Ltd	Saudi Arabia
TQ Education & Training Ltd	England and Wales
TQ Global Limited	England and Wales
TQ Group Ltd	England and Wales
TQ Holdings Ltd	England and Wales
TQ Training Ltd	England and Wales
TQ Trustees Ltd	England and Wales
The Administrative Assistants Limited	Canada
The Assessment Company Ltd	England and Wales
The Coaching Space LLC	USA
The Coaching Space Ltd	England and Wales
The Financial Times (Benelux) Ltd	England and Wales
The Financial Times (France) Ltd	England and Wales
The Financial Times (Hong Kong) Ltd	Hong Kong
The Financial Times (India) Private Ltd	India
The Financial Times (Japan) Ltd	England and Wales

The Financial Times (M-M UK) Limited	England and Wales
The Financial Times (Spain) Ltd	England and Wales
The Financial Times Ltd (Newspaper)	England and Wales
The Learning Edge International Pty Ltd	Australia
The Penguin Publishing Co Ltd	England and Wales
The Rough Guides Ltd	England and Wales
The SIOP Institute LLC	USA
Trafford Publishing Inc	USA
TutorVista Global PvT Ltd	India
TutorVista Education India PvT Ltd	India
Ventura Publishing Ltd	England and Wales
VUE Testing Services Israel Ltd	Israel
Wall Street Institute Master Italia Srl	Italy
Wall Street Institute BV	Netherlands
Wall Street Institute II BV	Netherlands
Wall Street Institute Kft	Hungary
Wall Street Institute International Inc	USA
Wall Street Institute Master Srl	Italy
Wordclay Inc	USA
WSE Training Centre (Guangdong) Co Ltd	China
WSE Training Centre (Shanghai) Co Ltd	China
WSI Education Brazil Licenciamentos e Cursos de Idiomar Ltda	Brazil
WSI Education Holdings Sarl	Luxembourg
WSI Education Sarl	Luxembourg
WSI Education GmbH	Germany
Xlibris Corporation	USA
Xlibris Philippines Inc	Philippines
YinHuan (Shanghai) Software Technology Co Ltd	China